OPTIMUM FUND TRUST

Optimum International Fund
(the "Fund")

Supplement to the Fund’s Prospectuses
dated July 29, 2011

The following replaces the information in the section of the Fund's prospectuses entitled "Fund summary: Optimum International Fund – Who manages the Fund – Sub-advisers – BlackRock Advisers, LLC (BlackRock)”:

BlackRock Advisors, LLC (BlackRock)

Portfolio managers	Title with BlackRock	Start date on the Fund
Thomas P. Callan, CFA	Managing Director	December 2008
Ian Jamieson, CFA	Managing Director	March 2012
Nigel Hart, CFA	Managing Director	June 2012

The following replaces the fourth paragraph in the section of the Fund’s prospectuses entitled, "Who manages the Funds? - Optimum International Fund":

BlackRock’s share of the Fund is managed by Thomas P. Callan, CFA, Managing Director at BlackRock, Ian Jamieson, CFA, Managing Director at BlackRock, and Nigel Hart, CFA, Managing Director at BlackRock. Mr. Callan is head of BlackRock’s Global Opportunities Team and a member of the Leadership Committee. He is architect of the team’s investment process, leads the team’s Investment Strategy Group, and provides portfolio and risk management oversight for all of the team’s products. Prior to joining BlackRock’s Global Opportunities Team in 1996, Mr. Callan was with the PNC Asset Management Group, which he joined in 1992. He started as a health care analyst for PNC’s mutual fund group and later served as an international equity analyst. Mr. Callan began his investment career at PNC Bank as a personal trust portfolio manager in 1988.  Mr. Jamieson is a member of BlackRock's Global Opportunities equity team.  He is lead portfolio manager for the consumer durables, retail, autos, and telecom industries, product manager for Global Small/Mid-Cap equity portfolios, and a member of the team's Investment Strategy Group.  Mr. Jamieson moved to his current role in 2003. He was previously a member of BlackRock's large cap core equity and Operations teams. Before joining BlackRock in 1999, Mr. Jamieson was a client relationship manager with Morgan Stanley Institutional Investment Management from 1996 to 1999. He began his career as an investment broker at RAF Financial in 1995.  Mr. Jamieson earned a BS degree in finance from Pennsylvania State University in 1995. Nigel Hart, CFA, Managing Director and portfolio manager, is a member of BlackRock's Global Opportunities equity team. He is lead portfolio manager for the industrials, energy, materials and utilities sectors, product manager for Global and International equity portfolios, and a member of the team's Investment Strategy Group.  Prior to joining BlackRock in 2012, Mr. Hart was a Managing Partner and portfolio manager at ReachCapital Management, which he founded in 2000, and was responsible for long and short equity investing, specializing in international equities. Before assuming this role, Mr. Hart worked as a Senior Portfolio Manager at Putnam where he ran a small and mid-cap equity fund. Prior to joining Putnam, he worked with Hill Samuel Asset Management (Lloyds Bank) as a Portfolio Manager where he assumed responsibility for International and European Equity funds. Mr. Hart began his career as an Investment Analyst covering real estate and insurance with Commercial Union Asset Management (Aviva) in 1989.  Mr. Hart earned a BA with Honors in Economics from the University of East Anglia.  Mr. Callan has held his Fund responsibilities since December 2008.  Mr. Jamieson has held his Fund responsibilities since March 2012, and Mr. Hart has held his Fund responsibilities since June 2012.

Investments in Optimum International Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this supplement for future reference.

This Supplement is dated June 28, 2012.